SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 4, 2005
AAIPharma Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21185	04-2687849
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2320 Scientific Park Drive
Wilmington, North Carolina 28405

(Address of Principal Executive Offices)
(Zip Code)
(910) 254-7000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former name or former address, if changed from last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01 Other Events.
     On November 4, 2005, AAIPharma Inc. (the “Company”) and its domestic subsidiaries filed a chapter 11 plan of reorganization (the “Chapter 11 Plan”) and corresponding disclosure statement (the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Plan and the Disclosure Statement are filed as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference. Bankruptcy Court approval of the Disclosure Statement is required before the Company may begin solicitation of votes for confirmation of the Chapter 11 Plan. Consummation of the Chapter 11 Plan is subject to a favorable vote by creditors, review and approval of the Bankruptcy Court, and satisfaction of the confirmation requirements of the Bankruptcy Code.
     Under the Chapter 11 Plan:
•	the holders of AAIPharma 11.5% senior subordinated notes would receive 100% of the equity of the reorganized company, subject to dilution;

•	provided that unsecured creditors vote to accept the Chapter 11 Plan, such creditors will be entitled to their pro-rata share of (i) 100% of the interests in a litigation trust established to prosecute certain of the Company’s pending litigation, which litigation the Company will transfer to the trust for the benefit of unsecured creditors and (ii) $4 million in cash, subject to reduction for any amounts allocated towards litigation costs of the litigation trust; and

•	current holders of AAIPharma common stock would receive no distribution, and those securities would be cancelled on the day the Company emerges from chapter 11 as a privately held company.
     On November 7, 2005, the Company issued a press release regarding the filing with the Bankruptcy Court of the Chapter 11 Plan and the Disclosure Statement, which is filed as exhibit 99.3 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit 99.1	Debtors’ Chapter 11 Plan filed by AAIPharma Inc., et. al in the
United States Bankruptcy Court for the District of Delaware dated
November 4, 2005

Exhibit 99.2	Disclosure Statement for Debtors’ Joint Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the
District of Delaware dated November 4, 2005

Exhibit 99.3	Press release of AAIPharma Inc. dated November 7, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 4, 2005

AAIPharma Inc.
By:	/s/ Matthew E. Czajkowski
Matthew E. Czajkowski, Chief Administrative Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Debtors’ Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the District of Delaware dated November 4, 2005

Exhibit 99.2	Disclosure Statement for Debtors’ Joint Chapter 11 Plan filed by AAIPharma Inc., et. al in the United States Bankruptcy Court for the District of Delaware dated November 4, 2005

Exhibit 99.3	Press release of AAIPharma Inc. dated November 7, 2005

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